UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

ADVISORSHARES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

ADVISORSHARES TRUST

AdvisorShares KIM Korea Equity ETF

NYSE Arca Ticker: KOR

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

April 3, 2018

Dear Shareholder:

On behalf of the Board of Trustees of AdvisorShares Trust (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders of the AdvisorShares KIM Korea Equity ETF (the “Fund”), a series of the Trust, to be held at 10:00 a.m. Eastern time on April 26, 2018, at the Trust’s offices located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The purpose of the meeting is to ask shareholders to approve the following proposals to change two of the Fund’s fundamental investment policies:

1.	Eliminate the Fund’s diversification policy, thereby changing the Fund’s classification from a diversified investment company to a non-diversified investment company.

2.	Change the Fund’s concentration policy to state that it will concentrate in the Semiconductors and Semiconductor Equipment Industry.

These changes are being proposed to provide the Fund’s portfolio managers the flexibility to invest a greater portion of the Fund’s portfolio in specific securities in the Korean information technology sector. On February 13, 2018, the Trust’s Board of Trustees approved the proposed changes to the two fundamental investment policies. If the proposals are approved by shareholders, the Fund’s principal investment strategies and risks will be updated to reflect the investment policy changes; however, no changes will be made to the Fund’s investment objective or other investment policies.

Enclosed are a notice of the meeting and a proxy statement that includes additional information about the proposals. I hope that you find this information helpful and that you will promptly vote to approve the policy changes. Your vote is extremely important, even if you only own a few of the Fund’s shares. Please read the enclosed information carefully before voting. If you have questions, please call the Trust at 877.843.3831.

I appreciate your participation and prompt response and thank you for your continued support.

Sincerely,

Noah Hamman
Trustee and President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE BY INTERNET OR TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

ADVISORSHARES TRUST

AdvisorShares KIM Korea Equity ETF

NYSE Arca Ticker: KOR

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR APRIL 26, 2018

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the AdvisorShares KIM Korea Equity ETF (the “Fund”), a series of AdvisorShares Trust (the “Trust”), a Delaware statutory trust, will be held at the Trust’s offices, located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland, on April 26, 2018 at 10:00 a.m. Eastern time.

The purpose of the meeting is to ask shareholders to approve the following proposals to change two of the Fund’s fundamental investment policies:

1.	Eliminate the Fund’s diversification policy, thereby changing the Fund’s classification from a diversified investment company to a non-diversified investment company.

2.	Change the Fund’s concentration policy to state that it will concentrate in the Semiconductors and Semiconductor Equipment Industry.

Shareholders of the Fund may also be asked to transact such other business as may properly come before the meeting or any adjournments thereof.

After careful consideration, the Board of Trustees of the Trust recommends that you vote “FOR” the proposals.

Shareholders of record as of the close of business on April 2, 2018 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card or authorize your vote authorize your vote either by telephone or via the internet as follows:

To Vote by Telephone:		To Vote by Internet:

(1)	Read the Proxy Statement and have the enclosed proxy card at hand.	(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Call the toll-free number that appears on the enclosed proxy card.	(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We call your attention to the accompanying proxy statement and ask that you read it carefully before you vote. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the internet if you wish to take advantage of these voting options. We encourage you to vote your shares by telephone or internet as those methods will reduce the time and costs associated with this proxy solicitation.

Proxies may be revoked prior to the meeting by timely executing and submitting a revised proxy using one of the methods noted above, by giving written notice of revocation to the Fund prior to the meeting, or by voting in person at the meeting.

If you should have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact your financial representative or the Trust at 877.843.3831.

By Order of the Board of Trustees

Dan Ahrens
Secretary
April 3, 2018

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU DECIDE TO CHANGE YOUR VOTE.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

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PROXY STATEMENT

ADVISORSHARES TRUST

AdvisorShares KIM Korea Equity ETF

NYSE Arca Ticker: KOR

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR APRIL 26, 2018

WHO IS ASKING FOR MY VOTE?

The Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed proxy card on or about April 9, 2018, to all shareholders of record who have a beneficial interest in the AdvisorShares KIM Korea Equity ETF (the “Fund”) as of the close of business on April 2, 2018 (“Record Date”). The Board is soliciting your vote for a special meeting of shareholders (the “Special Meeting”) of the Fund.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

The Special Meeting will be held at the offices of the Trust located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, and is scheduled for April 26, 2018 at 10:00 a.m. Eastern time.

WHY IS THE SPECIAL MEETING BEING HELD?

The purpose of the meeting is to ask shareholders to approve the following proposals to change two of the Fund’s fundamental investment policies:

1.	Eliminate the Fund’s diversification policy, thereby changing the Fund’s classification from a diversified investment company to a non-diversified investment company.

2.	Change the Fund’s concentration policy to state that it will concentrate in the Semiconductors and Semiconductor Equipment Industry.

Shareholders of the Fund may also be asked to transact such other business as may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes. If approved, the implementation of a proposal is not contingent on the approval of any other proposal.

WHO IS ELIGIBLE TO VOTE?

All shareholders of record as of the close of business on the Record Date are eligible to vote. (See “How Do I Vote?” and “General Information” for a more detailed discussion of voting procedures.)

Each share of the Fund is entitled to one vote and fractional shares are counted as a fractional vote. The Fund had 350,000 shares issued and outstanding as of the Record Date.

WHY DID YOU SEND ME THIS BOOKLET?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the proposals listed above and in the Notice of Special Meeting for the Fund. You are receiving these proxy materials, including one proxy card, because you have the right to vote on these important proposals concerning your investment in the Fund.

The word “you” is used in this Proxy Statement to refer to the person or entity that owns the shares and accordingly has voting rights in connection with the shares.  For a pension plan, the trustee for the plan generally has the right to vote the shares owned through the plan.

WHICH PROPOSALS DO I VOTE ON?

You are being asked to vote on both of the proposals.

HOW DO I VOTE?

You may vote in person, by mail, telephone or internet. Joint owners must each sign the proxy card. Shareholders of the Fund whose shares are held by nominees, such as brokers, may vote their shares by contacting their respective nominee. If your proxy is properly returned by the close of business on April 25, 2018 if you vote by mail, or by 11:59 pm Eastern time on April 25, 2018 if you vote by telephone or internet, your proxy will be voted in accordance with your instructions. If a proxy card is not marked to indicate voting instructions with respect to a proposal but is signed, dated and returned, it will be treated as an instruction to vote the shares “FOR” the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting.

A shareholder may revoke a proxy at any time prior to the vote on a proposal by filing with the Trust a written revocation or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. Should shareholders require additional information regarding the Special Meeting, they may contact the Fund toll-free at 1-1-877-843-3831.

WHO WILL SOLICIT MY PROXY?

The Trust has retained Broadridge Financial Solutions, Inc., a professional proxy solicitation firm (“Solicitor”), to assist with the proxy solicitation at an estimated cost of $1,854. All expenses in connection with the Special Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses incurred in connection therewith, will be borne by the Fund’s investment sub-adviser, Korea Investment Management Co., Ltd. (the “Sub-Adviser”). As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are solicited and obtained telephonically will be recorded in accordance with certain procedures.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative has the responsibility to explain the process, read the proposals on the proxy card, and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the proxy card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or email to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

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In addition, certain officers and representatives of the Fund, officers and employees of the Adviser or Sub-Adviser, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, email, fax, or other communication.

Should you require additional information regarding the Special Meeting, you may contact the Fund toll-free at 1-877-843-3831.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

Additional information about the Fund is available in its prospectus, statement of additional information, and shareholder reports.

You can obtain copies of the Fund’s prospectus, statement of additional information, and shareholder reports, upon request, without charge, by writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, by calling 877.843.3831, or by accessing the Trust’s website at www.advisorshares.com, or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. This Proxy Statement should be read in conjunction with those documents.

WHAT IS THE REQUIRED VOTE FOR THE PROPOSALS?

Approval of each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Investment Company Act of 1940 to mean the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that shareholders of the Fund vote “FOR” each proposal described in this Proxy Statement.

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PROPOSAL 1: ELIMINATE THE FUND’S INVESTMENT DIVERSIFICATION POLICY

WHAT IS PROPOSAL 1?

Shareholders of the Fund are being asked to approve the elimination of the Fund’s fundamental investment policy regarding diversification, thereby changing the Fund’s classification from a diversified investment company to a non-diversified investment company. At a meeting held on February 13, 2018, AdvisorShares Investments, LLC, the Fund’s investment adviser, recommended to the Board the change of the Fund’s classification from diversified to non-diversified by eliminating the Fund’s fundamental investment policy regarding diversification. The Board approved the investment policy change and recommends that shareholders also approve the change.

Currently, the Fund is classified as a diversified investment company and, therefore, pursuant to the diversification requirements of the Investment Company Act of 1940 (the “1940 Act”), the Fund has a fundamental investment policy stating that, with respect to 75% of its total assets, it may not (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The change in classification is being proposed to provide the Fund’s portfolio managers the flexibility to invest a greater portion of the Fund’s portfolio in specific securities in the information technology sector as reflected on the Korea Exchange. As a diversified investment company, the Fund cannot limit the number of securities holdings sufficiently to fully implement the Sub-Adviser’s desired portfolio management investment decisions. As a non-diversified investment company, the Fund would be able to invest a greater percentage of its assets in a particular issuer and hold a smaller number of portfolio securities. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.

Approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. The existing investment policy will remain in effect until shareholders approve the change. Therefore, it is very important that shareholders entitled to vote do so.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE ELIMINATION OF THE FUND’S DIVERSIFICATION POLICY.

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PROPOSAL 2: CHANGE THE FUND’S CONCENTRATION POLICY

WHAT IS PROPOSAL 2?

Shareholders of the Fund are being asked to approve a change to the Fund’s fundamental investment policy regarding concentration to permit the Fund to concentrate in the Semiconductors and Semiconductor Equipment Industry. At a meeting held on February 13, 2018, AdvisorShares Investments, LLC, the Fund’s investment adviser, recommended to the Board the change to the Fund’s concentration policy. The Board approved the investment policy change and recommends that shareholders also approve the change.

The Fund’s current concentration policy states that the Fund may not:

Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies. A Fund will not invest 25% or more of its total assets in any investment company that so concentrates.

The proposed concentration policy states that the Fund may not:

Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries except that the Fund will concentrate (i.e., invest more than 25% of its total assets) in the securities of issuers in the Semiconductors and Semiconductor Equipment Industry. (The limitation against industry concentration does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies; however, the Fund will not invest more than 25% of its total assets in any investment company that so concentrates.)

For purposes of both the current and proposed policies, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.

The change to the concentration policy is being proposed to provide the Fund’s portfolio managers the flexibility to invest a greater portion of the Fund’s portfolio in specific securities in the information technology sector as reflected on the Korea Exchange. Under the current policy, the Fund cannot invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. Because the Korea Exchange has a high number of companies in the information technology sector, particularly in the Semiconductors and Semiconductor Equipment Industry, the Sub-Adviser is limited by the Fund’s current concentration policy and cannot fully implement its desired portfolio management investment decisions for the Fund. To the extent the Fund concentrates in a particular industry or group of industries, financial, economic, business, and other developments affecting issuers in that industry or group of industries will have a greater effect on the Fund than if it did not concentrate. Companies in the Semiconductors and Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in that industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision may also affect companies in the industry.

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Approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. The existing investment policy will remain in effect until shareholders approve the change. Therefore, it is very important that shareholders entitled to vote do so.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE CHANGE TO THE FUND’S CONCENTRATION POLICY.

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GENERAL INFORMATION

Service Providers

The principal executive offices of the Trust and the Adviser are located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The Trust’s administrator, custodian, transfer agent and securities lending agent is The Bank of New York Mellon, which is located at 101 Barclay Street, New York, New York 10286. The Fund’s distributor is Foreside Fund Services, LLC, which is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Counsel to the Trust is Morgan, Lewis & Bockius LLP, which is located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004.

Affiliated Brokerage

For the fiscal year ended June 30, 2017, the Fund paid no commissions on portfolio brokerage transactions to any broker who may be deemed to be a direct or indirect affiliated person of the Fund.

Owners of Fund Shares

Although the Fund generally does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants as of the Record Date, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth below. Shareholders having more than 25% beneficial ownership of the Fund’s outstanding shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of the Record Date, the Sub-Adviser beneficially owned 92.5% of the Fund’s outstanding shares and such shares are expected to be voted in favor of the proposals, which will control the outcome of the vote.

DTC Participant	Percentage of Ownership
CITIBANK, N.A. 3801 Citibank Center, B/3rd Floor / Zone 12 Tampa, FL 33610	92.5%

As of the Record Date, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of the Fund.

Quorum and Voting Requirements

Shareholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of one-third (33 1/3%) of all shares of the Fund entitled to vote will constitute a quorum for the transaction of business at the Special Meeting. In the absence of a quorum or in the event that a quorum is present at the Special Meeting, but votes sufficient to approve a proposal are not received, the Special Meeting may be adjourned without notice other than announcement at the meeting.

Approval of the proposals requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund.

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For purposes of determining whether shareholders of the Fund have approved the proposals, abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be counted for or against the proposals. For this reason, abstentions and broker non-votes effectively will be a vote against a proposal. Broker non-votes are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Special Meeting and any adjournments or postponements thereof will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the proposals. In addition, if other matters are properly presented for voting at the Special Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Special Meeting in person. Shareholders have three options for submitting their votes: (1) by internet, (2) by phone, or (3) by mail. We encourage you to vote by internet or phone. It is convenient and it saves the Fund significant postage and processing costs. In addition, when you vote by internet or phone prior to the date of the Special Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. If you plan to attend the Special Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by internet, phone or mail, will be superseded by the vote that you cast at the Special Meeting.

At any time before it has been voted at the Meeting, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by the methods of voting described above) or (iii) by attending the Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

Shareholder Communications and Proposals

The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, the communication should be submitted in writing to the Secretary of the Trust, c/o AdvisorShares Trust, 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, who will forward such communication to the Board.

The Trust is organized as a Delaware statutory trust and, as such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Agreement and Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o AdvisorShares Trust, 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of a Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

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Shareholders Sharing the Same Address

Only one copy of this Proxy Statement will be delivered to shareholders of the Fund residing at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, or call 1-877-843-3831. Shareholders wishing to receive separate copies of the Trust’s shareholder reports, proxy statements and information statements in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Trust as indicated above.

Other Business

The Board knows of no business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. If any other matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, the persons named as proxies will vote the proxies in accordance with their judgment.

REMEMBER — YOUR VOTE COUNTS EVEN IF YOU HAVE REDEEMED YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE MEETING!

Your vote is extremely important, even if you only own a few of the Fund’s shares. The Special Meeting will have to be adjourned without conducting any business if a sufficient number of shares of the Fund entitled to vote in person or by proxy at the Special Meeting are not represented at the Special Meeting. In that event, the Fund would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Fund to hold the Special Meeting as scheduled, so please return your proxy card immediately or vote by internet or telephone.

If your completed proxy card is not received, you may be contacted by representatives of the Fund, employees or agents of the Adviser or Sub-Adviser, representatives of other financial intermediaries, or our proxy solicitor, Broadridge Financial Solutions, and reminded to vote your shares.

By Order of the Board of Trustees

Noah Hamman
Trustee and President
April 3, 2018

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PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To authorize your proxy by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To authorize your proxy by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To authorize your proxy by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E43158-S70340

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted "FOR" the proposals.	**For**	**Against**	**Abstain**
1. Eliminate the Fund's diversification policy, thereby changing the Fund's classification from a diversified investment company to a non-diversified investment company.	☐	☐	☐
2. Change the Fund's concentration policy to state that it will concentrate in the Semiconductors and Semiconductor Equipment Industry.	☐	☐	☐

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

Note: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

FOLD AND DETACH HERE

E43159-S70340

PROXY **ADVISORSHARES TRUST** **PROXY**

AdvisorShares KIM Korea Equity ETF

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2018

The Special Meeting of Shareholders of AdvisorShares KIM Korea Equity ETF (the "Fund"), a series of AdvisorShares Trust (the "Trust"), will be held on April 26, 2018 at 10:00 a.m. Eastern time, at the Trust's offices located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland. At the meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Noah Hamman and James Carl, or either one of them, proxies, each of them with full power of substitution, to represent and vote the shares of the undersigned at the meeting to be held on April 26, 2018, and any adjournments or postponements thereof.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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